CONTRACT
                               between
                 SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                     HC2 HOLOGRAPHIC CREDIT CARD

This document is to serve as a fixed cost type contract between SAN JOSE STATE UNIVERSITY FOUNDATION (herein after referred to as "Foundation") and HC2 HOLOGRAPHIC CREDIT CARD (hereinafter referred to as "Sponsor").

ARTICLE I. PERIOD OF PERFORMANCE

The period of performance of this Contract shall be September 8, 1993 through November 8, 1993.

ARTICLE II. STATEMENT OF WORK

Foundation as an Independent Contractor, and not as an agent of the Sponsor, shall work cooperatively with the Sponsor to build a real time holographic fingerprint detection system. This work will involve the use of the Matched Filtering Optical System, which includes a Thermoplastic Holographic Recorder housed in the Institute for Modern Optics at San Jose State University. It is understood that the research and instructional needs of San Jose State University will take priority over the scheduling and use of these facilities by Sponsor.

ARTICLE III. KEY PERSONNEL

Key personnel for this Project shall be designated as

Sponsor:

Principal Investigator                   Contractual
-----------------------                  ------------
Joseph Barbanell                         Bruce Pastorius
HC2 Holographic Credit Card              HC2 Holographic Credit Card
4669 Hillside Drive                      4669 Hillside Drive
Castro Valley, CA 94546                  Castro Valley, CA 94546

Foundation:
Principal Investigator                   Contractual
----------------------                   -----------
Ramendra Bahuguna                        Jerri S. Carmo
Physics                                  Contracts & Grants Manager
College of Science                       SJSU Foundation
San Jose State University                P.O. Box 720130
San Jose, CA 95192-0106                  San Jose, CA 95172-0130
(408) 924-5245 (408) 924-1440

HC2 HOLOGRAPHIC CREDIT CARD
Page 2

ARTICLE IV.  PAYMENT

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $10,000. It is understood that this contract is a fixed cost typed contract, and that Sponsor will pay Foundation the total amount of $10,000 whether project suceeds or not. Every effort will be made to sucesfully complete the project in the period of performance stated.

Sponsor agrees to pay $5,000 when this contract is fully executed, and the remaining $5,000 by October 31, 1993.

ARTICLE V.  RECORDS AND RETENTION AND AUDIT

Sponsor shall have unrestricted access to and the right to examine and audit directly pertinent books, documents, papers and records of Foundation related to the Contract. Such books, documents, papers and records shall be retained by Foundation for a period of three years following the date of the final payment under this Contract.

ARTICLE VI. HOLD HARMLESS

Sponsor agrees to indemnify, defend and hold harmless Foundation, its officers agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, suppliers, laborers and any other person, firm or corporation furnishing or supplying work, services, materials or supplies in connection with the performance of this Contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the acts or omissions of the Sponsor in the performance of this Contract.

ARTICLE VII. RIGHTS IN DATA

"Invention" shall mean any idea, design, concept, technique, discovery or improvement made by either party during the term of this Contract and in the performance of the project. Sponsor will retain all rights in data including copyrights, patents, trademarks and other intellectual property resulting from the work performed under this contract.

Any publishable work resulting from this collaborative effort will be jointly published by the principal investigators, showing affilitliation to Sponsor and Foundation.

HC2 HOLOGRAPHIC CREDIT CARD
Page 3

ARTICLE VIII. TERMINATION

This Contract may be terminated by the Foundation or by the Sponsor at any time upon the giving of thirty days prior written notice to the other party. Said notice shall be given to the person executing this Contract. In the event of termination, the Foundation shall be entitled to payment for acceptable and allowable work performed under this Contract, and for all non-cancelable obligations made in connection with such work, through the date of termination.

ARTICLE IX. ENTIRE AGREEMENT

This Contract and the Attachments hereto contain the entire agreement of the parties, and no representation, provision, warranty, term, condition, promise, duty or liability, expressed or implied, shall be binding upon or applied to either party, except as herein stated. No amendment or modification of any term, provision or condition of this Contract shall be binding or enforceable unless in writing and signed by each of the parties.

IN WITNESS WHEREOF, the parties have executed this Contract as of the date hereof.

SPONSOR                       FOUNDATION
By:                           By:
Name:                         Name: Nancy Bussani
Title:                        Title: Director, Contracts and Grants
Date:                         Date:

                               CONTRACT
                               between
                 SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                     HC2 HOLOGRAPHIC CREDIT CARD

This document is to serve as a fixed cost type contract between SAN JOSE STATE UNIVERSITY FOUNDATION (herein after referred to as "Foundation") and HC2 HOLOGRAPHIC CREDIT CARD (hereinafter referred to as "Sponsor").

ARTICLE I. PERIOD OF PERFORMANCE

The period of performance of this Contract shall be March 15, 1994 through June 30, 1994.

ARTICLE II. STATEMENT OF WORK

Foundation as an Independent Contractor, and not as an agent of the Sponsor, shall work cooperatively with the Sponsor to miniaturize the real time holographic fingerprint detection system built for the Sponsor at San Jose State University. This work will involve the use of the Matched Filtering Optical System, which includes a Thermoplastic Holographic Recorder housed in the Institute for Modern Optics at San Jose State University. It is understood that the research and instructional needs of San Jose State University will take priority over the scheduling and use of these facilities by Sponsor. Any optical component/ equipment needed for the project, but unavailable at San Jose State University will be provided by the Sponsor.

ARTICLE III. KEY PERSONNEL

Key personnel for this Project shall be designated as

Sponsor:

Principal Investigator                Contractual
----------------------                ----------------
Joseph Barbanell                      Bruce Pastorius
HC 2 Holographic Credit Card          HC 2 Holographic Credit Card
4669 Hillside Drive                   4669 Hillside Drive
Castro Valley, CA 94546               Castro Valley, CA 94546

Foundation:

Principal Investigator                Contractual
----------------------                ---------------
Ramendra Bahuguna                     Jerri S. Carmo
Physics                               Contracts & Grants Manager
College of Science                    SJSU Foundation
San Jose State University             P.O. Box 720130
San Jose, CA 95192-0106               San Jose, CA 95172-0130
(408) 924-5245                        (408) 924-1440

HC2 HOLOGRAPHIC CREDIT CARD
Page 2

ARTICLE IV.  PAYMENT

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $22,000. It is understood that this contract is a fixed cost typed contract, and that Sponsor will pay Foundation the total amount of $22,000 whether project succeeds or not. Every effort will be made to successfully complete the project in the period of performance stated.

Sponsor agrees to pay invoices as they occur on a monthly basis arising from the Foundation. <previous sentence was manually changed and initialed by Bruce Pastorius>


ARTICLE V.  RECORDS AND RETENTION AND AUDIT

Sponsor shall have unrestricted access to and the right to examine and audit directly pertinent books, documents, papers and records of Foundation related to the Contract. Such books, documents, papers and records shall be retained by Foundation for a period of three years following the date of the final payment under this Contract.

ARTICLE VI.  HOLD HARMLESS

Sponsor agrees to indemnify, defend and hold harmless Foundation, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, suppliers, laborers and any other person, firm or corporation furnishing or supplying work, services, materials or supplies in connection with the performance of this Contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the acts or omissions of the Sponsor in the performance of this Contract.

ARTICLE VII. RIGHTS IN DATA

"Invention" shall mean any idea, design, concept, technique, discovery or improvement made by either party during the term of this Contract and in the performance of the project. Sponsor will retain all rights in data including copyrights, patents, trademarks and other intellectual property resulting from the work performed under this contract.

Any publishable work resulting from this collaborative effort will be jointly published by the principal investigators, showing affiliation between Sponsor and Foundation. Graduate students at San Jose State University involved with this project may use results of work as the basis of a master's thesis.

HC2 HOLOGRAPHIC CREDIT CARD
Page 3


ARTICLE VIII. TERMINATION

This Contract may be terminated by the Foundation or by the Sponsor at any time upon the giving of thirty days prior written notice to the other party. Said notice shall be given to the person executing this Contract. In the event of termination, the Foundation shall be entitled to payment for acceptable and allowable work performed under this Contract, and for all non-cancelable obligations made in connection with such work, through the date of termination.

ARTICLE IX.  ENTIRE AGREEMENT

This Contract and the Attachments hereto contain the entire agreement of the parties, and no representation, provision, warranty, term, condition, promise, duty or liability, expressed or implied, shall be binding upon or applied to either party, except as herein stated. No amendment or modification of any term, provision or condition of this Contract shall be binding or enforceable unless in writing and signed by each of the parties.

IN WITNESS WHEREOF, the parties have executed this Contract as of the date hereof.

SPONSOR                            FOUNDATION
By:  /s/ Bruce A.  Pastorius       By:  Nancy Bussani
Name: Bruce Pastorius              Name: Nancy Bussani
Title: Promoter                    Title: Director, Contracts and Grants
Date: 3-18-94                      Date:  3-3-94

                            AMENDMENT 1 to
                               CONTRACT
                               between
                 SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                     HC2 HOLOGRAPHIC CREDIT CARD

This document is to serve as an Amendment to the Contract between SAN JOSE STATE UNIVERSITY FOUNDATION (herein after referred to as "Foundation") and HC2 HOLOGRAPHIC CREDIT CARD.

ARTICLE I. PERIOD OF PERFORMANCE

The period of performance of this Contract shall be March 15, 1994 through August 31,1994.

ARTICLE IV.  PAYMENT

This amendment shall increase said contract by $12,571. Foundation shall be reimbursed for costs incurred in providing the work required of this Contract not to exceed a maximum amount of $34,571.

Payments of monthly invoices prepared by Foundation shall be made by HC2 HOLOGRAPHIC CREDIT CARD on a monthly basis and be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

No other amendments to this Subcontract shall be recognized. All previous articles not modified in this amendment shall remain the same.
IN WITNESS WHEREOF, the parties have executed this Amendment to Subcontract as of the date hereof.

HC2 HOLOGRAPHIC CREDIT CARD               FOUNDATION
By: /s/ Bruce A. Pastorius                By: /s/  S. Kent Gibson
Name: Bruce A.  Pastorius                 Name: S.KentGibson
Title: President                          Title: Executive Director
Date: 7-19-94                             Date: 7-14-94

                              CONTRACT
                               between
                SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                     HC2 HOLOGRAPHIC CREDIT CARD

This document is to serve as a cost reimbursable contract between SAN JOSE STATE UNIVERSITY FOUNDATION (herein after referred to as "Foundation") and HC2 HOLOGRAPHIC CREDIT CARD (hereinafter referred to as "Sponsor").

ARTICLE I. PERIOD OF PERFORMANCE

The period of performance of this Contract shall be October 1, 1994 through January 31,1995.

ARTICLE II. STATEMENT OF WORK

Foundation as an Independent Contractor, and not as an agent of the Sponsor, shall work cooperatively with the Sponsor to improve the real time holographic fingerprint detection system built for the Sponsor at San Jose State University. This work will involve the use of the Matched Filtering Optical System, which includes a Thermoplastic Holographic Recorder housed in the Institute for Modern Optics at San Jose State University. It is understood that the research and instructional needs of San Jose State University will take priority over the scheduling and use of these facilities by Sponsor. Any optical component/equipment needed for the project, but unavailable at San Jose State University will be provided by the Sponsor. Foundation will use its best efforts to accomplish the statement of work. Every effort will be made to successfully complete the project in the period of performance stated.

ARTICLE III. KEY PERSONNEL

Key personnel for this Project shall be designated as

Sponsor:
Principal Investigator             Contractual
-----------------------            ------------
Bruce Pastorius                    Bruce Pastorius
HC2 Holographic Credit Card        HC2 Holographic Credit Card
4669 Hillside Drive                4669 Hillside Drive
Castro Valley, CA 94546            Castro Valley, CA 94546

Foundation:

Principal Investigator             Contractual
----------------------             -----------
Ramendra Bahuguna                  Jerri S. Carmo
Physics                            Contracts & Grants Manager
College of Science                 SJSU Foundation
San Jose State University          P.O. Box 720130
San Jose, CA 95192-0106            San Jose, CA 95172-0130
(408) 924-5245                     (408) 924-1440

HC2 HOLOGRAPHIC CREDIT CARD
Page 2

ARTICLE IV. PAYMENT

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $28,000. This is a cost-reimburseable contract. Sponsor agrees to pay monthly installments not to exceed $7,000, based on a invoice prepared by Foundation. Payments should be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

ARTICLE V. RECORDS AND RETENTION AND AUDIT

Sponsor shall have unrestricted access to and the right to examine and audit directly pertinent books, documents, papers and records of Foundation related to the Contract. Such books, documents, papers and records shall be retained by Foundation for a period of three years following the date of the final payment under this Contract.

ARTICLE VI. HOLD HARMLESS

Sponsor agrees to indemnify, defend and hold harmless Foundation, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, suppliers, laborers and any other person, firm or corporation furnishing or supplying work, services, materials or supplies in connection with the performance of this Contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the acts or omissions of the Sponsor in the performance of this Contract.

ARTICLE VII. RIGHTS IN DATA

"Invention" shall mean any idea, design, concept, technique, discovery or improvement made by either party during the term of this Contract and in the performance of the project. Sponsor will retain all rights in data including copyrights, patents, trademarks and other intellectual property resulting from the work performed under this contract.

Any publishable work resulting from this collaborative effort will be jointly published by the principal investigators, showing affiliation between Sponsor and

HC2 HOLOGRAPHIC CREDIT CARD
Page 3

Foundation. Graduate students at San Jose State University involved with this project may use results of work as the basis of a master's thesis.

ARTICLE VIII. TERMINATION

This Contract may be terminated by the Foundation or by the Sponsor at any time upon the giving of thirty days prior written notice to the other party. Said notice shall be given to the person executing this Contract. In the event of termination, the Foundation shall be entitled to payment for acceptable and allowable work performed under this Contract, and for all non-cancelable obligations made in connection with such work, through the date of termination.

ARTICLE IX. ENTIRE AGREEMENT

This Contract and the Attachments hereto contain the entire agreement of the parties, and no representation, provision, warranty, term, condition, promise, duty or liability, expressed or implied, shall be binding upon or applied to either party, except as herein stated. No amendment or modification of any term, provision or condition of this Contract shall be binding or enforceable unless in writing and signed by each of the parties.

IN WITNESS WHEREOF, the parties have executed this Contract as of the date hereof.

SPONSOR                               FOUNDATION
By: /s/ Bruce A. Pastorius            By: Nancy Bussani
Name: Bruce A.  Pastorius             Name: Nancy Bussani
Title: President                      Title: Director, Contracts and Grants
Date: 9-29-94                         Date: 9-29-94

                         AMENDMENT NUMBER 01
                               CONTRACT
                               between
                SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                     HC2 HOLOGRAPHIC CREDIT CARD

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and HC2 HOLOGRAPHIC CREDIT CARD (hereinafter referred to as "Sponsor") entered into 29 September 1994 is hereby amended as set forth below.

The purpose of this amendment is to extend the expiration date without additional funding for continued work and to change the sponsor name. The specific modifications to the Contract follow:

ARTICLE I. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through March 31, 1995.

ARTICLE III. KEY PERSONNEL. The Sponsor name is hereby changed to read:

Sponsor:
Principal Investigator              Contractual
----------------------              -----------
Bruce Pastorius                     Bruce Pastorius
Advance Precision Technology Inc.   Advance Precision Technology Inc.
4669 Hillside Drive                 4669 Hillside Drive
Castro Valley, CA 94546             Castro Valley, CA 94546

The parties agree that all other terms and conditions of the original contract shall remain the same.

SPONSOR                             FOUNDATION
By: /s/ Bruce A. Pastorius          By: /s/ Nancy Bussani
Name: Bruce A. Pastorius            Name: Nancy Bussani
Title: President                    Title: Director, Contracts & Grants
Date: 3-2-95                        Date: 2-27-95

                         AMENDMENT NUMBER 02
                              CONTRACT
                               between
                SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor") entered into 01 October 1994 is hereby amended as set forth below.

The purposes of this amendment are to extend the expiration date and to increase the original funding amount. The specific modifications to the Contract follow:

ARTICLE I. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through June 30, 1995.

ARTICLE IV. PAYMENT. The Article is hereby changed to read:

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $42,000. This amendment increases the contract by $14,000. Sponsor agrees to pay Foundation $7,000 upon execution of this amendment. Until receipt of this initial installment, this amendment shall not be effective. After this initial payment, Sponsor agrees to pay monthly installments not to exceed $7,000 based on an invoice prepared by Foundation. Payments should be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

The parties agree that all other terms and conditions of the original contract shall remain the same.

SPONSOR                            FOUNDATION
By: /s/ Bruce A. Pastorius         By: /s/ Nancy Bussani
Name: Bruce A. PAstorius           Name: Nancy Bussani
Title: President                   Title: Director, Contracts and Grants
Date: April 18, 1995               Date:  4-12-95

                         AMENDMENT NUMBER 03
                              CONTRACT
                               between
                SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor") entered into 01 October 1994 is hereby amended as set forth below.

The purposes of this amendment are to extend the expiration date and to increase the original funding amount. The specific modifications to the Contract follow:

ARTICLE I. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through August 31,1995.

ARTICLE IV. PAYMENT: The Article is hereby changed to read:

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $56,000. This amendment increases the contract by $14,000. Sponsor agrees to pay Foundation $7,000 upon execution of this amendment. Until receipt of this initial installment, this amendment shall not be effective. After this initial payment, Sponsor agrees to pay monthly installments not to exceed $7,000 based on an invoice prepared by Foundation. Payments should be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

The parties agree that all other terms and conditions of the original contract shall remain the same.

SPONSOR                                 FOUNDATION
By:/s/ Bruce A. Pastorius               By: Nancy Bussani
Name: Bruce A. Pastorius                Name: Nancy Bussani
Title: President                        Title: Director, Contracts and Grants
Date: 7-7-95                            Date: 6-30-95

                         AMENDMENT NUMBER 04
                              CONTRACT
                               between
                 SAN JOSE STATE UNIVERSITY FOUNDAT10N
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor") entered into 01 October 1994 is hereby amended as set forth below.

The purposes of this amendment are to extend the expiration date and to increase the original funding amount. The specific modifications to the Contract follow:

ARTICLE I. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through October 31,1995.


ARTICLE IV. PAYMENT: The Article is hereby changed to read:


The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $70,000. This amendment increases the contract by $14,000. Sponsor agrees to pay Foundation $7,000 upon execution of this amendment. Until receipt of this initial installment, this amendment shall not be effective. After this initial payment, Sponsor agrees to pay monthly installments not to exceed $7,000 based on an invoice prepared by Foundation. Payments should be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

The parties agree that all other terms and conditions of the original contract shall remain the same.

SPONSOR                          FOUNDATION
By: /s/ Bruce A. Pastorius       By: /s/  Nancy Bussani
Name: Bruce A. Pastorius         Name: Nancy Bussani
Title: President                 Title: Director, Contracts and Grants
Date: 9-7-95                     Date: 9-1-95

                         AMENDMENT NUMBER 05
                              CONTRACT
                               between
                 SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor") entered into 01 October 1994 is hereby amended as set forth below.

The specific modifications to the Contract include the following:

ARTICLE I. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through January 31, 1996. The period of performance of this amendment is November 1, 1995 through January 31, 1996.

ARTICLE II. STATEMENT OF WORK: The following text is hereby added to the original article:

The sponsor understands the following:

(1) A problem that has come up, during the course of our investigation, is that the Fourier Transform of the fingerprint in the miniaturized version is not exactly the same as in the large system using the transparency of the same fingerprint. This could be because of the prism sensor, distortions in the image, insufficient light, the poor quality of the cube beam-splitter or misalignment. The SJSU team in collaboration with the sponsor will work collaboratively to find a solution to the above problem and then roughly align the filter to obtain some correlation signal.

(2) The large system mounted on the Newport table includes a thermoplastic camera with a reusable stationary photosensitive thermoplastic film. The holographic filter can be recorded and electronically developed without ever moving the film. This ensures that the filter remains aligned with respect to the object beam (the beam carrying the fingerprint information). In the miniaturized version (which is under construction), however, the holographic filter has to be removed from the recording device and then precisely aligned with respect to the object beam in the approval device, a task extremely difficult to achieve. This difficulty is well known to the Holographic-Interferometry community.
     The SJSU team in collaboration with the sponsor will work together to develop a method to precisely align the filter. According to the sponsor, one of his scientists has filed a patent to precisely align a filter. The SJSU team would like to review the patent material and understand the content with the help of the inventor. The sponsor will bring in experts if needed to do the electronics which may be needed for the alignment.

(3) A fingerprint viewing system will be put together using the prism sensor invented recently for the sponsor. The SJSU team in collaboration with the sponsor will make its best effort to build this system in a month.

ARTICLE IV. PAYMENT The Article is hereby changed to read:

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $91,000 This amendment increases the conctract by $21,000, from $70,000 to $91,000. Sponsor agrees to pay Foundation $8,600 upon execution of this amendment. Upon receipt of this initial installment, this amendment shall be effective. After this initial payment, Sponsor agrees to pay monthly installments not to exceed $7,000 based on invoices prepared by Foundation. Payments should be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. O. Box 720130, San Jose, CA 95172-0130.

ARTICLE VII. RIGHTS IN DATA: The second paragraph is hereby changed to read:

Any work published by the San Jose State University team, resulting from this collaborative effort, shall credit the support given by the Sponsor. Graduate students at San Jose State University involved with this project may use results of work as the basis of a master's thesis, not withstanding existing confidentiality agreements. <last phrase of prior sentence is hand inserted and initialed.>

The parties agree that all other terms and conditions of the original contract shall remain the same.

SPONSOR FOUNDATION
By: /s/ Bruce A. Pastorius           By: Nancy Bussani
Name: Bruce A. Pastorius             Name: Nancy Busanni
Title: President                     Title: Director, Contracts and Grants
Date: 1-4-96                         Date: 12-4-95

                         AMENDMENT NUMBER 06
                              CONTRACT
                               between
                SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor") entered into 01 October 1994 is hereby amended as set forth below.

The specific modifications to the Contract include the following:

ARTICLE 1. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through December 31, 1995. The period of performance of this amendment is February 1, 1996 through March 31, 1996.

ARTICLE II. STATEMENT OF WORK: The following text is hereby added to the original article:

The sponsor understands the following:

(1) A problem that has come up, during the course of our investigation, is that the Fourier Transform of the fingerprint in the miniaturized version is not exactly the same as in the large system using the transparency of the same fingerprint. This could be because of the prism sensor, distortions in the image, insufficient light, the poor quality of the cube beam-splitter or misalignment. The SJSU team in collaboration with the sponsor will work collaboratively to find a solution to the above problem and then roughly align the filter to obtain some correlation signal.

(2) The large system mounted on the Newport table includes a thermoplastic camera with a reusable stationary photosensitive thermoplastic film. The holographic filter can be recorded and electronically developed without ever moving the film. This ensures that the filter remains aligned with respect to the object beam (the beam carrying the fingerprint information). In the miniaturized version (which is under construction), however, the holographic filter has to be removed from the recording device and then precisely aligned with respect to the object beam in the approval device, a task extremely difficult to achieve. This difficulty is well known to the Holographic-Interferometry community.

     The SJSU team in collaboration with the sponsor will work together to develop a method to precisely align the filter. According to the sponsor, one of his scientists has filed a patent to precisely align a filter. The SJSU team would like to

                                                             Amendment No. 6
                                                           To Contract No. 3
                                                      Acct. No. 24-1507-4963

review the patent material and understand the content with the help of the inventor. The sponsor will bring in experts if needed to do the electronics which may be needed for the alignment.

(3) A fingerprint viewing system will be put together using the prism sensor invented recently for the sponsor. The SJSU team in collaboration with the sponsor will make its best effort to build this system in a month.

ARTICLE IV. PAYMENT: The Article is hereby changed to read:

The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $107,690. This amendment increases the contract by $16,690, from $91,000 to $107,690. Sponsor agrees to pay Foundation $8,345 upon execution of this amendment. Upon receipt of this initial installment, this amendment shall be effective. After this initial payment, Sponsor agrees to pay monthly installments not to exceed $8,345 based on invoices prepared by Foundation. Payments should be directed to Ms. Lan Duong, Contracts and Grants Analyst, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

ARTICLE VII. RIGHTS IN DATA: The second paragraph is hereby changed to read:

Any work published by the San Jose State University team, resulting from this collaborative effort, shall credit the support given by the Sponsor. Graduate students at San Jose State University involved with this project may use results of work as the basis of a master's thesis, notwithstanding existing confidentiality agreements.

The parties agree that all other terms and conditions of the original contract shall remain the same.

SPONSOR                            FOUNDATION
By: /s/ Bruce A. Pastorius         By: /s/ Nancy Bussani
Name: Bruce A. Pastorius           Name: Nancy Bussani
Title: President                   Title: Director, Contracts and Grants
Date: 2/7/96                       Date: 2-12-96

                          AMENDMENT NUMBER 7

                              CONTRACT
                               between
                SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

The Contract between San Jose State University Foundation (hereinafter referred to as "Foundation") and ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor") entered into October 1, 1994 is hereby amended as set forth below.

The specific modifications to the Contract include the following:

ARTICLE I. PERIOD OF PERFORMANCE. The first sentence is hereby changed to read:

The period of performance of this Contract shall be October 1, 1994 through July 31, 1996. The period of performance of this amendment is May 1, 1996 through July 31, 1996.

ARTICLE II. STATEMENT OF WORK: The following text is hereby added to the original article:

It is understood that specific performance under this agreement shall include:

Finalization and delivery of complete specifications of best efforts on every component of the fingerprint sensor and holographic fingerprint verification system including: holograms, optical bench setup, breadboard models, and/or prototypes along with any and all drawings and blueprints, experiment and project notes and data, and any and all devices and techniques, invented or developed under this contract. Any equipment or devices used in the construction of the optical bench setup, breadboard models, and/or prototypes and originally belonging to the Foundation will be removed prior to delivery.

ARTICLE IV. PAYMENT: The Article is hereby changed to read:
The Sponsor agrees to pay Foundation as follows:
(1) An amount not to exceed a maximum amount of $132,726. This amendment increases the contract by $25,036 from $107,690 to $132,726.
Sponsor agrees to pay Foundation $12,518 upon execution of this amendment. Upon receipt of this initial installment, this amendment shall be effective. After this initial payment, Sponsor agrees to pay $6,259 for the month of June and $6,259 for the month of July. Invoices shall be prepared by the Foundation and payments shall be directed to Ms. Lan Duong, Assistant Director of Contracts and Grants, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

Advanced Precision Technology Inc.
Amendment 7
Page 2

(2) An amount not to exceed 1,000,000 shares of Advanced Precision Technology Inc. restricted investment common stock, to be transferred into Foundation account #801-82283 at Sutro & Co. Inc. as follows:

   Upon the delivery of specific performance for the Fingerprint Sensor as described in Article II of this amendment, a transfer of 250,000 shares of Advanced Precision Technology Inc. investment common stock.

   Upon the delivery of specific performance for the Holographic Fingerprint Verification System as described in Article II of this amendment, a transfer of 250,000 shares of Advanced Precision Technology Inc. investment common stock.

   Upon the assigning of serial number by the U. S. Patent Office to any additional patent application(s) covering devices or techniques developed under this contract, a bonus, in the form of a transfer of 250,000 shares of Advanced Precision Technology Inc. investment common stock for each such application. (Does not apply to Holographic Prism Fingerprint Sensor previously filed. )

ARTICLE V. RECORDS AND RETENTION OF AUDIT: The following text is added to the original article:

Upon execution of this amendment the Foundation will make available for review and copying, all project and experiment notes, drawings, design, articles, presentations, and thesis work and other data developed during the course of this contract. In addition, the Foundation will be required to keep comprehensive project notes on all further work performed and shall make such notes as well as other data discussed above, available for review and copying on a weekly basis.

The parties agree that all other terms and conditions of the original contract shall remain the same.


SPONSOR                        FOUNDATION
By: /s/ Bruce A. PAstorius     By: /s/ Nancy Bussani
Name:  Bruce A. Pastorius      Name: Nancy Bussani
Title: President               Title: Director, Contracts and Grants
Date: 5-3-96                   Date:  5-3-96

                 SAN JOSE STATE UNIVERSITY FOUNDATION
                            BUDGET DETAIL

                           Project Period
                         10/01/94 - 07/30/96

                            Budget Period
                         05/01/96 - 07/30/96

PERSONNEL
Ramen Bahuguna, Principal Investigator                  14,400

FRINGE BENEFITS
Partial Benefits @ 2.7%                                    389

PARTICIPANT SUPPORT
Student Stipend                                          3,000

TOTAL DIRECT COSTS                                      17,789
INDIRECT COSTS @ 49% MTDC                                7,247
TOTAL COSTS                                             25,036

                   CONTRACT for CONSULTING SERVICES
                               between
                 SAN JOSE STATE UNIVERSITY FOUNDATION
                                 and
                  ADVANCED PRECISION TECHNOLOGY INC.

This document is to serve as a cost reimbursable contract between SAN JOSE STATE UNIVERSITY FOUNDATION (herein after referred to as "Foundation") ADVANCED PRECISION TECHNOLOGY INC. (hereinafter referred to as "Sponsor").

ARTICLE I. PERIOD OF PERFORMANCE

The period of performance of this Contract shall be September 1, 1996 through December 31, 1996.

ARTICLE II. STATEMENT OF WORK

Foundation as an Independent Contractor, and not as an agent of the Sponsor, will provide at the request of sponsor consulting services on the technologies developed under a separate contract between Sponsor and Foundation entitled, "Miniaturization of Real Time Fingerprint Detection System". Consulting services are defined as (1) assistance in the description of technologies to potential manufacturers and or investors; (2) assistance in the description of technologies to Sponsor and or third parties performing further research and development. Sponsor understands that this contract will not cover research and development work performed directly by Sponsor. Sponsor understands that scheduling of consulting services shall not conflict or interfere with the academic scheduling needs and priorities of San Jose State University faculty and or students.

ARTICLE III. KEY PERSONNEL

Key personnel for this Project shall be designated as

Sponsor:
Contractual
-----------
Bruce Pastorius
Advanced Precision Technologies Inc.
4669 Hillside Drive
Castro Valley, CA 94546

Foundation:
Principal Investigator             Contractual
----------------------             ------------
Ramendra Bahuguna                  Lan Duong
Department of Physics              Assistant Director of Contracts and Grants
College of Science                 SJSU Foundation
San Jose State University          P.O. Box 720130
San Jose, CA 95192-0106            San Jose, CA 95172-0130
(408) 924-5245                     (408) 924-1440

Advanced Precision Technology, Inc.
Contract for Consulting Services
Page 2

ARTICLE IV. PAYMENT

1) The Sponsor agrees to pay Foundation an amount not to exceed a maximum amount of $25,000. Sponsor agrees to pay monthly installments not to exceed $6,250, based invoices prepared by Foundation. Payments should be directed to Ms. Lan Duong, Associate Director of Contracts and Grants, San Jose State University Foundation, P. 0. Box 720130, San Jose, CA 95172-0130.

2) An amount not to exceed 400,000 shares of Advanced Precision Technology Inc. restricted investment common stock, to be transferred into Foundation account #801-82283 at Sutro & Co. inc. as follows:

On a per month basis, at the end of each month covering the months of September, October, November, and December of 1996.

3) Upon the assignment of serial number by the U. S. Patent Office to any additional patent application(s) covering devices or techniques developed under this contract, a bonus, in the form of a transfer of 250,000 shares of Advanced Precision Technology Inc. investment common stock for each such application. (Does not apply to Holographic Prism Fingerprint Sensor previously filed.)

ARTICLE V. HOLD HARMLESS

Sponsor agrees to indemnify, defend and hold harmless Foundation, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, suppliers, laborers and any other person, firm or corporation furnishing or supplying work, services, materials or supplies in connection with the performance of this Contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the acts or omissions of the Sponsor in the performance of this Contract.

ARTICLE VI. CONFIDENTIALITY

Foundation is aware that in the course of completing consulting services it will receive, develop or otherwise acquire information which is confidential and or proprietary to Sponsor.

Foundation agrees that all information relative to Sponsor's products or business or the consulting services completed for Sponsor belong solely to Sponsor and will not be used by Foundation for any purpose other than to perform the work contemplated hereunder, and will not be used in connection with any of Foundation's other operations or work.

All of Sponsor's information or the information relating to the work performed by Foundation which is not generally available to the public will remain the sole and exclusive property of Sponsor.

Foundation will not disclose Sponsor's information to others, except his legal counsel whose duties so require, in such event taking all precautions which are reasonably necessary to prevent the unauthorized use of disclosure of Sponsor's information by such person.

Advanced Precision Technology, Inc.
Contract for Consulting Services
Page 3

ARTICLE VI. CONFIDENTIALITY (cont.)

Foundation's obligation of confidentiality and nondisclosure shall survive the term of this contract for so long as Sponsor's information is not generally available to the public.

Sponsor agrees that rights in data protecting academic freedom established under a separate contract between Sponsor and Foundation entitled
"Miniaturization of Real Time Fingerprint Detection System' shall not be affected by the agreement of non-disclosure under this contract.

ARTICLE VII. OWNERSHIP

Foundation acknowledges that all work papers, documentation and other material generated pursuant to the work contracted for Sponsor will belong solely to Sponsor. In the event that Sponsor desires to secure protection for intellectual property which Foundation has worked on pursuant to this contract, Foundation shall cooperate with Sponsor for the purpose of executing any and all lawful papers which may be deemed necessary or desirable by Sponsor to secure protection. This provision shall apply to copyrightable works made by Foundation jointly with others in the course of its services to Sponsor.

ARTICLE VIII. TERMINATION

This Contract may be terminated by the Foundation or by the Sponsor at any time upon the giving of thirty days prior written notice to the other party. Said notice shall be given to the person executing this Contract. In the event of termination the Foundation shall be entitled to payment for acceptable and allowable work performed under this Contract, and for all non-cancelable obligations made in connection with such work, through the date of termination.

ARTICLE IX. ENTIRE AGREEMENT

This Contract and the Attachments hereto contain the entire agreement of the parties, and no representation, provision, warranty, term, condition, promise, duty or liability, expressed or implied, shall be binding upon or applied to either party, except as herein stated. No amendment or modification of any term, provision or condition of this Contract shall be binding or enforceable unless in writing and signed by each of the parties.

IN WITNESS WHEREOF, the parties have executed this Contract as of the date hereof.

SPONSOR                         FOUNDATION
By: /s/ Bruce A. Pastorius      By: /s/ S. Kent Gibson
Name: Bruce A. Pastorius        Name: S. Kent Gibson
Title: President                Title: Executive Director
Date: 10-25-96                  Date: 10-22-96

                  CONTRACT FOR CONSULTING SERVICES
                           BUDGET DETAIL
                          9/01/96 - 12/31/96
PERSONNEL
Ramen Bahuguna, Principal Investigator
100 hours @ $200/hr                                      20,000.00

FRINGE BENEFITS
Minimal Benefits @ 3%                                       600.00

OTHER EXPENSES                                             2500.00
Miscellaneous, Travel
                                                       ___________
DIRECT COSTS                                             23,100.00

INDIRECT COSTS @ 8%                                       1,900.00
                                                       ___________
TOTAL COSTS                                            $ 25,000.00